UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

Annual Report 9/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **Rochester Short Duration High Yield Municipal Fund***

*Prior to June 1, 2017, the Fund's name was Oppenheimer Rochester Limited Term Municipal Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5-Year (4-6) Index
1-Year	-3.86%	-6.02%	1.14%
5-Year	0.37	-0.09	1.93
10-Year	2.40	2.16	3.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Short Duration High Yield Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of September 30, 2017, the Class A shares provided a distribution yield of 3.68% at net asset value (NAV). Falling bond prices during the reporting period, however, caused the Fund’s NAV to decline, and its 12-month total return for the reporting period was negative. The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short-Intermediate Municipal Debt Funds category, trailing only the distribution yield of this Fund’s Class Y shares.

MARKET OVERVIEW

U.S. equities extended their rally during this reporting period, repeatedly topping previous record high closes, and yields on AAA-rated municipal bonds and Treasury securities improved. Prices in the municipal bond market declined sharply after Election Day, rebounded thereafter and then declined slightly during the final three months of this reporting period. The fluctuations in bond prices served to limit the total return of the Bloomberg Barclays Municipal Bond Index, which a widely used index of the performance of the general muni market, and the total return of the Bloomberg Barclays Municipal 5 Year

The average distribution yield in Lipper’s Short-Intermediate Municipal Debt Funds category was 1.52% at the end of this reporting period. At 3.68%, the distribution yield at NAV for this Fund’s Class A shares was 216 basis points higher than the category average.

(4-6) Index, this Fund’s benchmark.

At its September meeting, the Federal Reserve Open Market Committee (FOMC) held the Fed Funds target rate to a range of 0.75% to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.68%
Dividend Yield with sales charge	3.59
Standardized Yield	1.61
Taxable Equivalent Yield	2.84
Last distribution (9/26/17)	$0.013
Total distributions (10/1/16 to 9/30/17)	$0.167

Endnotes for this discussion begin on page 16 of this report.

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1.00%. The FOMC, noting that it expects economic conditions to “evolve in a manner that will warrant gradual increases” in the Fed Funds rate, continued to signal its intent to increase the rate once more in 2017 and three times in 2018. As had been previewed in the second quarter of 2017, the Fed’s $4.5 trillion balance sheet will begin to be “normalized.” Reductions of $10 billion a month, it was announced, would commence in October 2017 and rise to $50 billion a month over the next year.

The benchmark interest rate was raised in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point. From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

At the end of this reporting period, the BofA Merrill Lynch AAA Municipal Securities Index, which is the AAA subset of the broader BofA Merrill Lynch US Municipal Securities Index – was 1.83, 39 basis points higher than on September 30, 2016. Additionally, the entire yield curve for high-grade municipal bonds was higher at the end of this reporting period than on September 30, 2016.

The Treasury yield curve also was higher at the end of the reporting period than at its outset: Yields at the shorter end of the Treasury curve rose slightly more than yields at the curve’s longer end, and the Treasury curve largely maintained its shape.

The muni yield curve, by contrast, steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that some longer-term, high-grade munis offered higher nominal yields than Treasury securities with comparable maturities.

On an after-tax basis, munis of all maturities provided taxpayers in the top four federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting

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period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that then-Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act, enacted in June 2016) by declaring a moratorium on payments of constitutionally backed debt. Also in September 2016, S&P Global Ratings (S&P) downgraded several senior unsecured Government Development Bank (GDB) bonds because the GDB had failed to make its August 1 and September 1 interest payments.

On October 14, 2016, the governor presented a fiscal plan to the federal oversight board that had been established by PROMESA. The plan was immediately challenged by Carlos Garcia, a member of the oversight board, who took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which began July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

On January 3, 2017, PREPA, Puerto Rico’s electric utility, made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on general obligation (G.O.) debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay $358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations, as expected. The Act 154 tax has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

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Full coupon payments were made on February 1, 2017 on bonds backed by Puerto Rico’s sales and use tax (COFINA bonds) as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) failed to make certain payments on that date; like the GDB, the PFC and PRIFA had missed earlier payments.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board voiced concerns about the Commonwealth’s liquidity and the accuracy of revenue projections. The board later approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the official Medicaid cap for the Commonwealth and in line will historic Medicaid funding for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring support agreement (RSA) whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board voted against the RSA and commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

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In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term

California Municipal Fund.)

In other news, the Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.” Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments. Meanwhile, the U.S. Census Bureau reported that the median income on Puerto Rico rose in 2016.

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a

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procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In mid-August, the governor swore in a seven-member Puerto Rico Statehood Commission, a delegation that will seek to be seated in the U.S. Congress as the Commonwealth’s representatives. Since 1796, when the territory of Tennessee sent its delegation of statehood advocates to the nation’s capital, this approach has been called the Tennessee Plan. The governor has acknowledged that Congress is not likely to act with haste, but he nonetheless hopes that the commission can “draw attention and sensitize the nation about the need for Puerto Ricans to be recognized in equality as American citizens.” Given all that is currently on Congress’s agenda, we do not believe it likely that the delegation or the push for Puerto Rican statehood will gain significant attention.

In late September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, and Maria made landfall: According to preliminary government reports, nearly 50 people died, structural damage was extensive, and millions were left without power or drinking water. Military personnel and representatives of FEMA (the Federal Emergency Management Agency) were deployed. (Damage from Maria was also significant on the U.S. Virgin Islands.)

The work of the federal oversight board and Title III proceedings under PROMESA were temporarily halted. The Puerto Rican government was rightly focused on immediate needs. A creditors group that included Oppenheimer Rochester offered PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). The offer, which was designed to provide immediate relief and help Puerto Rico qualify for matching funds from FEMA, also gave creditors the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. The offer was rejected despite the government’s assertion that its cash position was weakening.

Developments after September 30: Following his visit to Puerto Rico, President Donald J. Trump spoke of wiping out Puerto Rico’s debt, a comment that led to steep declines in securities issued by the Commonwealth of Puerto Rico on October 4. Mick Mulvaney, Mr. Trump’s budget director, later explained that “what you heard the president say is that Puerto Rico is going to have to figure out a way to solve its debt problems.”

Later in October, Gov. Rosselló traveled to the White House to request an estimated $4.6 billion in block grants and other funding. The governor set a new timetable for restoring

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electrical service, pledging that 95% of customers would have electricity by mid-December; earlier, officials had said it could take 6 months to a year to restore power throughout the Commonwealth. Also in late October, the U.S. Congress passed a $36.5 billion disaster relief package, its second such package for areas affected by Hurricanes Harvey, Irma and Maria.

While the official figure for deaths caused by Hurricane Maria was said to be in the mid-50s as of November 1, 2017, news reports indicated that the figure was substantially higher. Significant portions of the island remained without power as of mid-November amid a controversy that led to the cancellation of a $300 million contract that had been awarded to Whitefish Energy Holdings, a small Montana-based company. Parts of the island do not have running water. The National Guard and FEMA, among other organizations, continue to be deployed in Puerto Rico, but the commander overseeing

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10 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

the U.S. military’s mission in Puerto Rico said in early November that the military is preparing to wind down operations. The Trump administration has agreed to release FEMA aid faster than is typical, and FEMA will cover 90% of the costs to rebuild public infrastructure, up from the standard 75%. The agreement also calls for third-party estimates for the costs and expenditures on “big-ticket projects.”

Meanwhile, the Rosselló administration, the federal oversight board and various bondholders remained at odds about the extent of the board’s authority. Officials seeking to resolve these disputes appeared before Congressional hearings in the first half of November. On November 13, 2017, the governor submitted a request for $94.4 billion in hurricane relief and Judge Swain ruled that the oversight board was not authorized to replace PREPA’s executive director with a chief transformation officer of its choosing.

FUND PERFORMANCE

Oppenheimer Rochester Short Duration High Yield Municipal Fund held more than 620 securities as of September 30, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 1.4 cents per share at the outset of this reporting period, was reduced to 1.3 cents per share beginning with the September 2017 payout. In all, the Fund distributed 16.7 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can cause it at times to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal 5 Year (4-6) Index; that was the case this reporting period. The Fund had a highly ranked distribution yield at NAV, as noted earlier, and a taxable equivalent yield of 2.84% this reporting period. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Five of the Fund’s nine largest sectors were among the seven strongest performers this reporting period. The marine/aviation facilities sector, the Fund’s third largest, was the top contributor to performance this reporting period. Securities used to finance marine and aviation facilities are high-grade investments that are backed by valuable collateral. Other leading contributors to performance were the Fund’s second-largest sector (tobacco bonds),

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its fourth (hospital/healthcare), its eighth (tax increment financing, aka TIFs) and its ninth (higher education).

Research-based security selection continued to be a factor in the strong performance of these sectors. High-yielding tobacco bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s third-strongest sector this reporting period. The hospital/ healthcare sector – which includes securities across the credit spectrum, most of which are investment grade – was the seventh-best performer sector this reporting period. TIFs, which are generally used for urban and suburban renewal projects, was the eighth-strongest performer this reporting period; performance in this sector is typically driven by increases in tax collections. Also among the seven top-performing sectors was the higher education sector. The investment-grade bonds we hold in this sector, some of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

Five sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O., electric utilities, and sales tax revenue sectors – the Fund’s largest, fifth-and sixth-largest sectors, respectively – were adversely affected by developments in Puerto Rico (as discussed above). Also detracting from the Fund’s performance were securities in the government appropriation and municipal leases sectors.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including many of the G.O., PREPA and PRHTA bonds and some of the municipal lease bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 35% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase

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as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Prior to June 1, 2017, the Fund was known as Oppenheimer Rochester Limited Term Municipal Fund, and its threshold for below-investment-grade securities was 5% of its total assets. From the start of this reporting period through May 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed the 5% threshold; thus, through May 31, no further purchases of below-investment-grade bonds were made.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	13.5%
Tobacco Master Settlement Agreement	11.4
Marine/Aviation Facilities	9.7
Hospital/Healthcare	7.2
Electric Utilities	7.1
Sales Tax Revenue	5.5
Government Appropriation	5.3
Tax Increment Financing (TIF)	3.6
Higher Education	3.6
Education	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.8%	0.6%	1.4%
AA	35.0	0.0	35.0
A	19.0	0.2	19.2
BBB	20.5	4.0	24.5
BB or lower	15.5	4.4	19.9
Total	90.8%	9.2%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/17

	Without Sales Charge	With Sales Charge
Class A	3.68%	3.59%
Class B	2.80	N/A
Class C	2.82	N/A
Class Y	3.97	N/A

TAXABLE EQUIVALENT YIELDS
As of 9/30/17
Class A	2.84%
Class B	1.55
Class C	1.57
Class Y	3.34

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/17
Class A	1.61%
Class B	0.88
Class C	0.89
Class Y	1.89

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 9/30/17
Class A	1.61%
Class B	0.88
Class C	0.88
Class Y	1.89

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-3.86%	0.37%	2.40%	5.04%
Class B (OIMBX)	9/11/95	-4.60	-0.43	1.90	3.86
Class C (OITCX)	12/1/93	-4.61	-0.41	1.60	3.26
Class Y (OPIYX)	1/31/11	-3.62	0.63	N/A	2.92
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-6.02%	-0.09%	2.16%	4.96%
Class B (OIMBX)	9/11/95	-8.30	-0.60	1.90	3.86
Class C (OITCX)	12/1/93	-5.54	-0.41	1.60	3.26
Class Y (OPIYX)	1/31/11	-3.62	0.63	N/A	2.92

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal 5 Year (4-6) Index, which is the 4-to 6-year component of the Bloomberg Barclays Municipal Bond Index. The latter is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

16 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.013 for the 35-day accrual period ended September 26, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 26, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0099, $0.0099 and $0.0140, respectively, for the 35-day accrual period ended September 26, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category is based on 73 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

17 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017
Class A	$ 1,000.00	$ 977.80	$ 4.92
Class B	1,000.00	971.80	8.69
Class C	1,000.00	971.70	8.64
Class Y	1,000.00	979.00	3.68

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.10	5.03
Class B	1,000.00	1,016.29	8.88
Class C	1,000.00	1,016.34	8.83
Class Y	1,000.00	1,021.36	3.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.75
Class C	1.74
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2017

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—106.1%
Alabama—0.4%
$3,975,000	Fairfield, AL GO1	6.000%	06/01/2031	12/11/2021	A	$4,177,685
1,400,000	Mobile, AL Improvement District (McGowin Park)[1]	5.000	08/01/2025	06/24/2023	B	1,479,114
200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250	08/01/2030	07/18/2026	A	207,600
25,000	Talladega County, AL GO1	5.250	01/01/2029	10/29/2017	A	25,061
						5,889,460

Alaska—0.0%
10,000	AK International Airports[1]	5.000	10/01/2021	10/29/2017	A	10,033

Arizona—1.8%
495,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2030	07/01/2027	A	579,318
515,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2031	07/01/2027	A	599,167
545,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2032	07/01/2027	A	630,581
575,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2033	07/01/2027	A	660,077
600,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2034	07/01/2027	A	682,314
4,110,000	Navajo Nation, AZ1	5.000	12/01/2025	12/01/2025		4,286,114
7,275,000	Navajo Nation, AZ1	5.500	12/01/2030	12/01/2025	A	7,957,759
180,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.500	11/01/2017	11/01/2017		179,658
8,315,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375	07/01/2031	07/01/2020	A	8,954,257
445,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.000	09/01/2026	01/06/2023	B	440,256
510,000	Tucson, AZ Airport Authority[1]	5.350	06/01/2031	10/29/2017	A	511,647
						25,481,148

Arkansas—0.0%
135,000	AR Devel. Finance Authority (Madison Industrial Devel./ Community Living Obligated Group)[1]	5.800	12/01/2020	10/29/2017	A	135,466
50,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)[1]	5.125	12/01/2028	01/04/2024	B	49,765
						185,231

California—14.8%
590,000	Atwater, CA Wastewater[1]	5.000	05/01/2030	05/01/2027	A	703,050
700,000	Atwater, CA Wastewater[1]	5.000	05/01/2033	05/01/2027	A	817,803
245,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	10/29/2017	A	245,615

21 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$780,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500%	06/01/2033	10/29/2017	A	$782,636
2,700,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	10/29/2017	A	2,714,310
6,105,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	02/25/2019	B	6,072,888
2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	10/29/2017	A	2,518,276
135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	10/29/2017	A	136,277
22,500,000	CA GO2	4.000	11/01/2033	11/01/2033		24,589,125
2,360,000	CA GO1	5.375	06/01/2026	12/01/2017	A	2,378,361
3,620,000	CA GO1	6.500	04/01/2033	04/01/2019	A	3,915,501
145,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2029	06/01/2027	A	170,450
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[2]	5.750	11/15/2031	09/30/2027	A	56,995,500
35,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	02/01/2018	A	35,369
220,000	CA HFA, Series B1	4.800	02/01/2023	10/29/2017	A	220,440
10,950,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	07/01/2022	A	11,667,553
160,000	CA Public Works[1]	6.625	11/01/2034	11/01/2018	A	160,421
1,500,000	CA Public Works (Dept. of General Services)[1]	6.125	04/01/2028	04/01/2019	A	1,616,940
600,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	10/01/2019	A	657,264
225,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	10/29/2017	A	226,305
10,000	CA Veterans GO, Series BZ1	5.350	12/01/2021	10/29/2017	A	10,028
220,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	10/01/2019	A	244,268
350,000	Chico, CA Public Financing Authority	5.000	04/01/2019	10/29/2017	A	351,155
2,815,000	El Centro, CA Financing Authority (El Centro Redevel.)[1,3]	6.000	11/01/2021	10/13/2019	A	3,095,937
2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000	10/01/2022	10/29/2017	A	2,252,274
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	10/29/2017	A	2,538,375
4,790,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2022	03/01/2018	A	4,866,688
4,785,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2023	03/01/2018	A	4,861,608
2,750,000	Huntington Park, CA Public Financing Authority[1]	5.000	09/01/2022	10/29/2017	A	2,758,717
400,000	Irvine, CA Unified School District[1]	5.000	09/01/2031	09/01/2027	A	468,956
225,000	Irvine, CA Unified School District[1]	5.000	09/01/2033	09/01/2027	A	260,228

22 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$155,000	Maywood, CA Public Financing Authority[1]	7.000%	09/01/2028	10/29/2017	A	$155,316
3,820,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	10/29/2017	A	3,829,856
3,855,000	Mountain House, CA Public Financing Authority Utility System[1]	5.200	12/01/2032	12/01/2017	A	3,876,781
605,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000	09/01/2026	09/01/2022	A	699,398
265,000	Northern, CA Inyo County Local Hospital District[1]	6.000	12/01/2021	10/24/2019	A	282,212
665,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	03/02/2018	A	678,746
3,000,000	Palomar Pomerado, CA Health Care District COP[1]	5.500	11/01/2019	11/14/2018	B	3,133,350
125,000	Perris, CA Public Financing Authority (Central North)[1]	6.750	10/01/2035	10/01/2018	A	132,001
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)[1]	5.000	09/01/2022	10/29/2017	A	2,006,480
230,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	11/19/2018	B	153,939
125,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	01/18/2020	B	137,680
10,000	Rocklin, CA Unified School District Community District No. 1[1]	4.625	09/01/2018	10/29/2017	A	10,027
5,000,000	Sacramento County, CA Airport System[1]	5.750	07/01/2024	07/01/2018	A	5,176,900
8,020,000	Sacramento County, CA Airport System[1]	5.750	07/01/2028	07/01/2018	A	8,299,337
5,785,000	Sacramento County, CA COP[1]	5.000	02/01/2031	10/29/2017	A	5,802,818
5,405,000	Sacramento County, CA COP (Juvenile Courthouse)[1]	5.000	12/01/2034	10/29/2017	A	5,421,972
25,000	Sacramento County, CA COP (Public Facilities)[1]	4.400	06/01/2019	10/29/2017	A	25,071
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		150,039
50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		52,079
25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		27,001
600,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		668,376
10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		11,140
1,000,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		1,144,690

23 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750%	10/01/2021	10/01/2021		$257,555
125,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		146,005
5,160,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.750	05/01/2020	05/01/2018	A	5,302,571
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.125	01/01/2027	10/29/2017	A	426,764
500,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	10/29/2017	A	501,660
1,500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.250	09/01/2029	09/01/2019	A	1,644,900
10,480,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	10/29/2017	A	10,550,426
110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375	09/01/2021	02/28/2018	A	109,993
6,615,000	Val Verde, CA Unified School District[1]	5.500	08/01/2033	08/01/2018	A	6,859,953
980,000	Vernon, CA Electric System[1]	5.125	08/01/2021	05/03/2019	A	1,047,816
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)	5.000	06/01/2030	10/29/2017	A	3,209,184
						210,264,354

Colorado—1.3%
790,000	Clear Creek Station, CO Metropolitan District No. 2[1]	4.375	12/01/2032	05/12/2025	A	800,531
1,960,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500	05/15/2028	05/15/2018	A	2,004,335
3,900,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000	01/15/2034	07/15/2020	A	4,288,557
6,455,000	Denver, CO City & County Airport[1]	5.000	11/15/2030	11/15/2017	A	6,486,307
265,000	Denver, CO City & County Airport[1]	6.125	11/15/2025	10/29/2017	A	272,343
2,035,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.000	10/01/2032	10/01/2023	A	2,218,720
3,000,000	Southglenn, CO Metropolitan District[1]	3.500	12/01/2026	01/15/2025	B	2,901,330
						18,972,123

Connecticut—0.1%
1,440,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2020	10/29/2017	A	1,444,464

24 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
District of Columbia—5.1%
$50,000	District of Columbia (Howard University)[1]	6.250%		10/01/2032	04/01/2021	A	$58,699
50,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	04/01/2021	A	54,173
2,915,000	District of Columbia (United Negro College Fund)[1]	6.875		07/01/2040	07/01/2020	A	3,363,298
5,000	District of Columbia Ballpark[1]	5.000		02/01/2031	10/29/2017	A	5,100
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)[1]	5.250		07/01/2022	10/29/2017	A	100,354
38,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500		05/15/2033	06/21/2021	B	43,121,709
24,435,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	10/29/2017	A	25,898,657
							72,601,990

Florida—5.4%
810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)[1]	5.000		04/01/2028	04/01/2023	A	900,121
570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)[1]	5.000		04/01/2029	04/01/2023	A	630,967
245,000	Broward County, FL HFA	5.400		10/01/2038	01/16/2019	B	147,000
45,000	Broward County, FL HFA (Golden Villas)[1]	6.750	[4]	10/01/2045	10/29/2017	A	45,099
20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.650		11/01/2022	10/29/2017	A	20,386
20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.700		11/01/2029	10/29/2017	A	20,355
50,000	Celebration, FL Community Devel. District[1]	5.000		05/01/2020	10/29/2017	A	50,135
30,000	Celebration, FL Community Devel. District[1]	5.000		05/01/2022	10/29/2017	A	30,072
70,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.900		11/01/2022	10/29/2017	A	70,126
550,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.950		11/01/2027	10/29/2017	A	550,753
380,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.000		11/01/2032	10/29/2017	A	380,471
770,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050		11/01/2039	10/29/2017	A	770,978
145,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700		09/01/2022	10/29/2017	A	146,041
230,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750		09/01/2029	10/29/2017	A	231,670
350,000	East Homestead, FL Community Devel. District[1]	7.250		05/01/2021	05/01/2021		367,475
600,000	Escambia County, FL Health Facilities Authority[1]	5.950		07/01/2020	08/29/2018	B	678,408
500,000	FL Capital Trust Agency (Elim Senior Hsg.)[1]	5.000		08/01/2027	04/08/2025	B	508,520

25 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$1,000,000	FL Capital Trust Agency (Elim Senior Hsg.)[1]	5.375%	08/01/2032	08/01/2027	A	$1,016,740
1,000,000	FL HEFFA (Nova Educational Facilities)[1]	5.000	04/01/2022	04/01/2022		1,134,190
150,000	FL HFA[1]	6.300	09/01/2036	10/29/2017	A	150,223
75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	10/29/2017	A	75,112
10,000	FL HFC (Pinnacle Lakes Apartments)[1]	5.250	08/15/2028	10/29/2017	A	10,146
435,000	Halifax, FL Hospital Medical Center[1]	5.375	06/01/2031	06/01/2018	A	447,872
5,000	Hialeah, FL Hsg. Authority[1]	5.300	12/20/2018	10/29/2017	A	5,015
6,520,000	Hillsborough County, FL Aviation Authority[1]	5.500	10/01/2027	10/01/2018	A	6,799,578
5,000,000	Hillsborough County, FL Aviation Authority[1]	5.500	10/01/2028	10/01/2018	A	5,212,950
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500	10/01/2030	10/29/2017	A	3,672,220
7,565,000	Jacksonville, FL EDC (Met Packaging Solutions)[1,3]	5.750	10/01/2024	10/26/2017	A	7,587,014
8,895,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	10/29/2017	A	8,920,618
3,045,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	10/29/2017	A	3,052,308
150,000	Miami Beach, FL Water & Sewer[1]	5.750	09/01/2025	10/29/2017	A	154,519
500,000	Miami, FL Special Obligation[1]	5.250	01/01/2026	01/01/2018	A	505,190
4,500,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2025	02/01/2021	A	5,127,030
5,055,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2026	02/01/2021	A	5,752,236
5,355,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2027	02/01/2021	A	6,083,923
4,180,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2028	02/01/2021	A	4,790,447
4,000,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2029	02/01/2021	A	4,576,880
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2022	04/01/2022		1,697,126
1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	1,215,789
1,200,000	Orlando, FL Tourist Devel. Tax[1]	5.250	11/01/2023	11/01/2017	A	1,204,788
30,000	Palm Beach County, FL Health Facilities Authority (Harbours Edge)[1]	6.000	11/15/2024	10/29/2017	A	30,067
5,000	Palm Beach County, FL HFA (Riverview House)[1]	5.150	09/01/2019	10/29/2017	A	5,013
110,000	Palm Beach County, FL HFA (Riverview House)[1]	5.250	09/01/2031	10/29/2017	A	110,242

26 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment[1]	7.000%	05/01/2038	10/29/2017	A	$1,238,499
25,000	Quincy, FL Utilities[1]	5.000	10/01/2029	10/29/2017	A	25,027
222,961	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	202,465
360,000	South-Dade, FL Venture Community Devel. District[1]	4.250	05/01/2020	05/01/2020		377,942
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5,6]	5.125	05/01/2013	05/01/2013		605,010
73,844	Watergrass, FL Community Devel. District Special Assessment[1]	6.960	11/01/2017	11/01/2017		73,809
						77,408,565

Georgia—1.6%
810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300	05/15/2026	10/29/2017	A	811,952
40,000	Americus-Sumter County, GA Payroll Devel. Authority (GSW Foundation Student Hsg.)[1]	5.000	06/01/2036	10/29/2017	A	40,126
25,000	Barnesville-Lamar County, GA IDA (Gordon College Properties Foundation/Gordon College Foundation Obligated Group)[1]	5.000	08/01/2030	10/29/2017	A	25,068
5,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)	4.625	07/01/2030	10/29/2017	A	5,013
65,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)[1]	5.000	07/01/2036	10/29/2017	A	65,204
6,930,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	03/15/2021	A	7,110,111
55,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	10/29/2017	A	55,180
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/29/2017	A	10,032
1,600,000	GA Private Colleges & University Authority (Mercer University)[1]	5.250	10/01/2027	10/01/2022	A	1,772,640
30,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	10/29/2017	A	30,108
1,280,000	Marietta, GA Devel. Authority (Life University)[1]	5.000	11/01/2023	11/01/2023		1,422,221
10,000,000	Morgan County, GA Hospital Authority (USDA Replacement Hospital)[1]	2.750	09/01/2019	09/01/2019		10,057,400

27 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Georgia (Continued)
$1,770,000	Randolph County, GA GO1	5.000%		04/01/2022	08/04/2020	B	$1,940,221
							23,345,276

Hawaii—0.8%
11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)[1]	4.600		07/01/2025	10/29/2017	A	11,986,559

Idaho—0.0%
130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[1]	6.450		08/01/2032	10/29/2017	A	130,255

Illinois—16.5%
1,885,000	Berwyn, IL Park District[1]	5.375		12/01/2028	11/12/2018	A	1,922,380
6,555,000	Bolingbrook, IL GO1	5.000		01/01/2030	01/01/2018	A	6,609,013
2,300,000	Centerpoint, IL Intermodal Center Program[1]	4.000	[4]	06/15/2023	12/18/2017	A	2,300,460
100,000	Chicago, IL Board of Education[1]	5.000		12/01/2022	10/29/2017	A	101,163
55,000	Chicago, IL Board of Education[1]	5.000		12/01/2024	10/29/2017	A	56,189
4,650,000	Chicago, IL Board of Education[1]	5.000		12/01/2024	12/01/2017	A	4,676,551
5,170,000	Chicago, IL Board of Education[1]	5.000		12/01/2026	12/01/2017	A	5,330,735
5,860,000	Chicago, IL Board of Education[1]	5.250		12/01/2023	12/01/2018	A	6,098,912
32,965,000	Chicago, IL Board of Education[2]	5.250		12/01/2024	11/01/2023	A	34,336,222
3,085,000	Chicago, IL Board of Education[1]	6.000		01/01/2020	01/15/2019	B	3,198,343
5,000	Chicago, IL Building Acquisition COP[1]	5.400		01/01/2018	10/29/2017	A	5,021
10,000	Chicago, IL GO1	5.000		01/01/2022	10/29/2017	A	10,071
15,000	Chicago, IL GO1	5.000		01/01/2022	10/29/2017	A	15,059
210,000	Chicago, IL GO1	5.000		01/01/2023	10/29/2017	A	211,491
30,000	Chicago, IL GO1	5.000		01/01/2024	10/29/2017	A	30,213
10,000	Chicago, IL GO1	5.000		01/01/2024	10/29/2017	A	10,074
345,000	Chicago, IL GO1	5.000		01/01/2025	10/29/2017	A	347,449
250,000	Chicago, IL GO1	5.000		01/01/2026	10/29/2017	A	251,860
10,000,000	Chicago, IL GO1	5.000		01/01/2027	10/29/2017	A	10,096,700
175,000	Chicago, IL GO1	5.000		01/01/2027	10/29/2017	A	175,675
1,125,000	Chicago, IL GO1	5.000		01/01/2028	10/29/2017	A	1,133,370
6,365,000	Chicago, IL GO1	5.000		01/01/2028	10/29/2017	A	6,412,356
19,000,000	Chicago, IL GO1	5.000		01/01/2029	10/29/2017	A	19,146,110
860,000	Chicago, IL GO1	5.250		01/01/2022	01/01/2018	A	866,467
3,140,000	Chicago, IL GO1	5.650	[7]	01/01/2030	10/29/2017	A	3,153,722
10,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500		12/20/2019	10/29/2017	A	10,028
70,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600		01/01/2041	10/29/2017	A	70,093
2,000,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2030	01/01/2027	A	2,349,360
1,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2031	01/01/2027	A	1,752,705
1,200,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2032	01/01/2027	A	1,394,760

28 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$1,500,000	Chicago, IL O’Hare International Airport[1]	5.000%	01/01/2033	01/01/2027	A	$1,732,950
2,245,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2027	01/01/2027		2,794,217
250,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2028	01/01/2027	A	302,345
5,685,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2028	01/01/2027	A	7,022,339
1,500,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2029	01/01/2027	A	1,836,120
350,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2029	01/01/2027	A	420,738
3,000,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2030	01/01/2027	A	3,658,410
400,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2030	01/01/2027	A	479,760
3,500,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2031	01/01/2027	A	4,248,825
350,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2031	01/01/2027	A	417,900
15,000	Chicago, IL Sales Tax[1]	5.000	01/01/2024	10/29/2017	A	15,154
950,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	10/29/2017	A	953,087
1,595,674	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	10/29/2017	A	1,601,211
70,000	Chicago, IL Wastewater[1]	5.375	01/01/2032	01/01/2018	A	70,799
1,295,000	Cicero, IL GO1	5.000	12/01/2023	12/01/2022	A	1,459,828
1,005,000	Cicero, IL GO1	5.000	12/01/2024	12/01/2022	A	1,126,716
725,000	Cicero, IL GO1	5.000	12/01/2025	12/01/2022	A	804,003
1,500,000	Cicero, IL GO1	5.000	12/01/2026	12/01/2022	A	1,655,280
135,000	Cook County, IL GO1	5.000	11/15/2018	11/15/2017	A	135,702
435,000	Cook County, IL GO1	5.000	11/15/2022	11/15/2017	A	437,236
1,300,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1]	5.250	12/01/2022	12/01/2021	A	1,318,798
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000	06/01/2032	10/29/2017	A	23,644,420
60,000	IL Finance Authority (Advocate Health Care)[1]	6.250	11/01/2028	11/01/2018	A	63,389
1,000,000	IL Finance Authority (Benedictine University)[1]	5.000	10/01/2030	10/01/2027	A	1,118,980
1,000,000	IL Finance Authority (Benedictine University)[1]	5.000	10/01/2033	10/01/2027	A	1,093,880
2,000,000	IL Finance Authority (Benedictine University)[1]	6.000	10/01/2028	10/01/2018	A	2,065,440
500,000	IL Finance Authority (Lake Forest College)[1]	5.000	10/01/2022	05/23/2020	B	525,485

29 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$100,000	IL Finance Authority (NWCH/NWCHC/NWCDSC Obligated Group)[1]	5.375%	07/01/2033	07/01/2018	A	$103,283
335,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )[1]	6.125	05/15/2025	05/15/2019	A	362,309
1,875,000	IL Finance Authority (PHlth/Provena Senior Services Obligated Group)[1]	6.000	05/01/2028	05/01/2020	A	2,106,619
10,595,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	05/15/2019	A	11,464,108
385,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	05/15/2019	A	416,582
45,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	7.750	08/15/2034	08/15/2019	A	50,571
20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	6.500	07/01/2034	07/01/2018	A	20,697,000
650,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2019	10/29/2017	A	650,364
700,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2020	10/29/2017	A	700,315
170,000	IL Finance Authority (Roosevelt University)[1]	5.400	04/01/2027	10/29/2017	A	170,020
425,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2027	08/01/2027		486,706
500,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2028	08/01/2028		568,080
325,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2029	08/01/2029		366,857
380,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2030	08/01/2030		426,242
375,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2031	08/01/2031		417,169
470,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2033	08/01/2033		516,727

30 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois (Continued)
$20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.375%		11/01/2029	05/01/2019	A	$21,681
20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.750		11/01/2024	11/01/2018	A	21,235
715,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)[1]	5.500		08/15/2018	08/15/2018		728,614
920,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)[1,3]	4.700		10/20/2026	10/29/2017	A	932,650
50,000	IL Medical District COP[1]	5.125		06/01/2026	10/29/2017	A	50,062
140,000	IL Medical District COP[1]	5.250		06/01/2032	10/29/2017	A	140,172
9,215,000	IL Sports Facilities Authority[1]	5.500	[7]	06/15/2030	10/29/2017	A	9,344,102
105,000	Melrose Park, IL Water[1]	5.200		07/01/2018	01/01/2018	A	106,105
295,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2023	10/01/2022	A	332,456
275,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2024	10/01/2022	A	311,864
445,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2025	10/01/2022	A	499,375
400,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2026	10/01/2022	A	447,124
450,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2027	10/01/2022	A	500,998
1,650,000	Railsplitter, IL Tobacco Settlement Authority[1]	6.250		06/01/2024	10/29/2017	A	1,683,643
20,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.000		01/01/2019	01/01/2019		19,940
545,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100		01/01/2020	01/01/2020		540,090
770,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100		01/01/2020	01/13/2019	B	742,627
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.250		01/01/2021	01/01/2021		982,350
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.375		01/01/2022	01/01/2022		976,730
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.500		01/01/2023	01/01/2023		1,499,698
315,000	Southwestern IL Devel. Authority (Edwardsville Community Unit School District No. 7)[1]	5.250		12/01/2020	12/01/2017	A	317,284
1,505,000	Yorkville, IL United City Special Services Area Special Tax[1]	4.600		03/01/2025	08/20/2022	A	1,505,015
							234,282,331

Indiana—1.2%
15,000	De Kalb County, IN Redevel. Authority[1]	6.000		07/15/2018	10/29/2017	A	15,062

31 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Indiana (Continued)
$400,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	4.800%		01/01/2028	03/15/2025	B	$401,580
500,000	IN Finance Authority (Butler University)[1]	5.000		02/01/2022	02/01/2022		563,580
7,220,000	IN Finance Authority (Deaconess Health System)[1]	6.000	[4]	03/01/2029	03/01/2021	C	8,246,179
500,000	IN Finance Authority (Sisters of St. Francis Health)[1]	5.250		11/01/2024	11/01/2018	A	522,615
10,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	6.450		01/01/2040	01/01/2018	A	10,257
1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750		07/01/2030	04/22/2020	A	1,515,467
4,800,000	Lake County, IN Building Corp.[1]	5.000		02/01/2024	11/23/2021	A	5,104,176
							16,378,916

Kansas—0.0%
490,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)[3]	4.800		04/01/2027	08/09/2023	B	435,928
15,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950		06/01/2029	06/01/2029		15,659
							451,587

Kentucky—0.9%
240,000	KY EDFA (Ashland Hospital)1	6.000		02/01/2031	02/01/2018	A	242,196
485,000	KY EDFA (Ashland Hospital)[1]	6.000		02/01/2033	02/01/2018	A	489,205
3,930,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL Obligated Group)[1]	5.375		08/15/2024	08/15/2018	A	4,073,092
3,015,000	KY EDFA (Louisville Arena Authority)[1]	5.750		12/01/2028	06/01/2018	A	3,069,330
3,815,000	KY EDFA (Owensboro Medical Health System)[1]	6.000		06/01/2030	06/01/2020	A	4,300,840
							12,174,663

Louisiana—1.4%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000		07/01/2023	10/29/2017	A	70,105
2,420,000	LA HFA (La Chateau)[1]	6.000		09/01/2020	03/12/2019	A	2,458,841
360,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	09/01/2019	A	367,376
2,350,000	LA Stadium & Exposition District[1]	5.000		07/01/2030	07/01/2023	A	2,694,933
685,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2026	05/15/2018	B	683,014
7,000,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500		05/15/2029	05/15/2019	A	7,379,540
5,800,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500		05/15/2030	05/15/2020	A	6,297,234

32 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Louisiana (Continued)
$5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)[1]	5.300%	10/01/2018	10/15/2017	A	$5,020
						19,956,063

Maine—0.1%
500,000	ME Finance Authority (Supplemental Education Loan)[1]	5.000	12/01/2022	12/01/2022		574,400
100,000	ME Finance Authority (Supplemental Education Loan)[1]	5.000	12/01/2023	12/01/2023		116,194
						690,594

Maryland—0.0%
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	10/29/2017	A	65,149

Massachusetts—1.8%
540,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		548,289
3,220,000	MA Devel. Finance Agency (Boston Medical Center Corp.)[1]	5.250	07/01/2024	07/01/2022	A	3,664,167
1,175,000	MA Devel. Finance Agency (Boston Medical Center Corp.)[1]	5.250	07/01/2026	07/01/2022	A	1,321,804
1,600,000	MA Devel. Finance Agency (Plantation Apartments)[1]	5.000	12/15/2024	10/29/2017	A	1,603,136
1,000,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2029	10/29/2017	A	1,003,180
670,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	10/29/2017	A	671,990
70,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	01/01/2018	A	73,210
55,000	MA H&EFA (Boston Medical Center)[1]	5.750	07/01/2031	07/01/2018	A	57,003
5,000	MA H&EFA (Boston Medical Center)[1]	5.750	07/01/2031	07/01/2018	A	5,182
3,970,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2022	10/29/2017	A	3,981,831
25,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	10/29/2017	A	25,231
10,000,000	MA Water Resources Authority[2,3]	5.250	08/01/2030	08/01/2030		13,000,500
						25,955,523

Michigan—1.2%
38,750	Detroit, MI GO1	5.000	04/01/2021	04/01/2018	A	39,133
855,000	Detroit, MI Water Supply System[1]	5.500	07/01/2026	07/01/2018	A	884,207
270,000	Detroit, MI Water Supply System[1]	5.750	07/01/2025	07/01/2018	A	279,331
200,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	206,898
3,035,000	Ecorse City, MI GO1	5.800	11/01/2026	01/11/2021	A	3,210,514

33 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Michigan (Continued)
$100,000	George Washington Carver, MI Public School Academy COP[1]	8.125%		09/01/2030	10/16/2025	B	$67,033
211,250	MI Finance Authority (City of Detroit)[1]	5.000		04/01/2021	04/01/2018	A	215,642
20,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000		06/01/2025	06/01/2022	A	22,674
50,000	MI Municipal Bond Authority[1]	6.000		11/01/2023	10/29/2017	A	50,207
50,000	Negaunee, MI Sanitary Sewage Disposal System[1]	4.800		01/01/2027	01/01/2018	A	50,445
6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2024	12/01/2017	A	6,291,688
4,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2027	12/01/2017	A	4,962,538
30,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125		11/01/2018	11/01/2017	A	30,071
							16,310,381

Minnesota—0.2%
590,000	Minneapolis, MN Charter School (Spero Academy)[1]	5.500		07/01/2027	04/10/2026	B	591,711
1,080,000	Minneapolis, MN Charter School (Spero Academy)[1]	6.000		07/01/2032	07/01/2027	A	1,083,045
140,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)[1]	5.250		07/01/2033	07/01/2027	A	142,664
335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	5.000		03/01/2018	03/01/2018		336,806
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	5.000		09/01/2018	09/01/2018		349,285
							2,503,511

Mississippi—1.1%
1,580,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[4]	09/01/2028	10/29/2017	A	1,584,124
14,325,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875		04/01/2022	10/29/2017	A	14,457,076
100,000	MS Small Business Enterprise	4.750		12/01/2017	10/29/2017	A	100,272
							16,141,472

Missouri—1.1%
1,500,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	3.900		11/01/2029	11/01/2025	A	1,502,025
1,440,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	4.000		11/01/2025	11/01/2025		1,461,859
750,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	4.000		11/01/2026	11/01/2025	A	753,585
1,125,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	4.000		11/01/2027	11/01/2027		1,119,420

34 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[1]	5.300%	05/15/2028	10/29/2017	A	$30,069
385,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.200	11/01/2022	10/29/2017	A	385,551
635,000	Meadows, MO Transportation Devel. District[1]	5.400	05/01/2035	05/01/2018	A	641,280
5,000	MO Environmental Improvement & Energy Resources Authority[1]	5.450	01/01/2018	10/29/2017	A	5,017
205,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	10/29/2017	A	211,107
195,000	MO H&EFA (Rockhurst University)[1]	6.500	10/01/2035	10/01/2018	A	206,199
5,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	10/29/2017	A	5,019
3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)[1]	5.125	12/01/2031	10/29/2017	A	3,089,179
320,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.200	11/01/2021	10/29/2017	A	320,134
1,325,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	4.250	10/01/2034	10/01/2034		1,264,673
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2021	07/01/2021		1,300,210
1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2024	07/01/2022	A	1,496,124
1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2026	07/01/2022	A	1,332,357
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	6.250	07/01/2029	07/01/2019	A	108,461
						15,232,269

Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	10/29/2017	A	215,624
445,000	Kalispell, MT Hsg. & Healthcare (Immanuel Lutheran Corp.)[1]	3.400	11/15/2022	11/15/2018	A	446,339
						661,963

Nebraska—0.1%
750,000	NE Central Plains Gas Energy[1]	5.250	12/01/2018	12/01/2018		786,232

Nevada—2.1%
680,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2018	02/01/2018		683,618
715,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2019	02/01/2019		729,629
410,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2020	02/01/2020		424,079

35 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Nevada (Continued)
$675,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000%		02/01/2021	02/01/2021		$705,942
415,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000		06/01/2022	06/01/2022		444,573
375,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000		06/01/2023	06/01/2023		405,577
170,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000		06/01/2024	06/01/2024		184,175
1,440,000	North Las Vegas, NV GO1	5.000		05/01/2024	10/29/2017	A	1,440,749
1,000,000	North Las Vegas, NV GO1	5.000		05/01/2025	10/29/2017	A	1,000,520
1,350,000	North Las Vegas, NV GO1	5.000		05/01/2027	10/29/2017	A	1,350,472
5,440,000	North Las Vegas, NV GO1	5.000		05/01/2028	10/29/2017	A	5,441,632
10,875,000	North Las Vegas, NV GO	5.000		05/01/2030	10/29/2017	A	10,877,828
160,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2022	10/29/2017	A	160,123
1,705,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000		10/01/2023	10/29/2017	A	1,706,091
3,725,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2026	10/29/2017	A	3,726,602
							29,281,610

New Hampshire—0.8%
1,250,000	NH H&EFA (Hillside Village)[1]	3.500		07/01/2022	07/01/2019	A	1,266,562
8,010,000	NH H&EFA (Hillside Village)[1]	4.125		07/01/2024	07/01/2019	A	8,105,079
1,585,000	NH H&EFA (Hillside Village)[1]	5.250		07/01/2027	07/15/2024	A	1,688,231
							11,059,872

New Jersey—7.5%
5,000	Mount Holly, NJ Municipal Utilities Authority[1]	4.750		12/01/2018	10/29/2017	A	5,015
10,000,000	NJ EDA[1]	5.500		06/15/2029	12/15/2026	A	11,829,100
210,000	NJ EDA (Friends of Teaneck Community Charter School)[1,3]	4.250		09/01/2027	10/02/2025	B	210,359
395,000	NJ EDA (Hatikvah International Academy Charter School)[1]	5.000		07/01/2027	08/21/2025	B	408,379
70,000	NJ EDA (Municipal Rehabilitation)[1]	4.625		04/01/2025	10/29/2017	A	70,199
990,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2027	10/29/2017	A	992,713
10,000,000	NJ State Turnpike Authority[2]	4.000		01/01/2035	01/01/2035		10,606,970
4,900,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	10/29/2017	A	4,904,655
7,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	10/29/2017	A	7,000,350
46,575,000	NJ Tobacco Settlement Financing Corp.	5.304	[8]	06/01/2041	10/29/2017	A	12,854,700
53,610,000	NJ Tobacco Settlement Financing Corp.	5.474	[8]	06/01/2041	10/29/2017	A	14,329,953
4,000,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2029	06/15/2018	A	4,091,640

36 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$4,300,000	NJ Transportation Trust Fund Authority[1]	5.000%	06/15/2030	06/15/2018	A	$4,397,610
26,600,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	06/15/2018	A	27,194,244
6,835,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2032	06/15/2022	A	7,297,798
						106,193,685

New Mexico—0.0%
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)[1]	6.125	08/01/2028	08/01/2018	A	130,341

New York—5.1%
370,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	10/29/2017	A	377,141
625,000	NY Counties Tobacco Trust III (TASC)[1]	6.000	06/01/2043	10/29/2017	A	637,062
2,040,000	NY Counties Tobacco Trust VI1	5.625	06/01/2035	11/21/2023	B	2,269,378
4,375,000	NY Counties Tobacco Trust VI1	6.000	06/01/2043	11/02/2026	B	4,850,912
11,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2036	07/15/2036		12,987,700
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	10/29/2017	A	5,012,788
5,055,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	10/29/2017	A	5,219,288
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	10/29/2017	A	41,600,000
						72,954,269

North Carolina—0.5%
1,940,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	06/01/2018	A	1,997,735
60,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	06/01/2018	A	62,057
705,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1]	5.500	10/01/2024	10/27/2017	A	712,903
1,000,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	10/29/2017	A	1,002,510
1,620,000	NC Medical Care Commission (Catholic Health East)[1]	5.250	11/15/2022	10/29/2017	A	1,625,832
1,970,000	NC Medical Care Commission (Catholic Health East)[1]	5.250	11/15/2023	10/29/2017	A	1,977,072
170,000	NC Medical Care Commission (Scotland Memorial Hospital)[3]	5.500	10/01/2019	10/20/2017	A	170,661
						7,548,770

37 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio—4.9%
$2,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125%	06/01/2024	06/01/2024		$2,766,071
1,210,000	Buckeye, OH Tobacco Settlemen[t] Financing Authority (TASC)[1]	5.375	06/01/2024	06/01/2024		1,179,689
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.000	11/15/2026	11/15/2020	A	1,678,380
3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)[1]	5.300	08/20/2034	10/29/2017	A	3,064,712
1,000,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2024	12/01/2024		1,156,420
1,045,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2025	12/01/2025		1,215,304
1,100,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2026	12/01/2026		1,283,777
1,155,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2027	12/01/2026	A	1,336,878
1,210,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2028	12/01/2026	A	1,390,786
420,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125	05/15/2022	10/29/2017	A	420,227
5,850,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2025	06/01/2022	A	6,691,581
1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)[1]	5.000	11/15/2030	11/15/2023	A	1,685,160
205,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2022	09/01/2021	A	237,966
260,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2023	09/01/2021	A	300,547
275,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2024	09/01/2021	A	316,594
290,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2025	09/01/2021	A	331,951
305,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2026	09/01/2021	A	347,334
320,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2027	09/01/2021	A	363,114
875,000	Montgomery County, OH (Catholic Health Initiatives)[1]	6.125	10/01/2028	10/01/2018	A	916,676
17,400,000	OH Air Quality Devel. Authority (First Energy Generation)	5.625	06/01/2018	06/01/2018		17,290,380
20,000	OH HFA[1]	5.250	09/01/2030	10/29/2017	A	20,030
8,675,000	OH Higher Educational Facility Commission (Cleveland Clinic Health System)[2]	4.000	01/01/2036	01/01/2036		9,246,050
1,000,000	OH River South Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	12/01/2017	A	1,004,930
2,915,000	Penta, OH Career Center COP[1]	5.250	04/01/2024	04/01/2022	A	3,307,796
2,080,000	Penta, OH Career Center COP[1]	5.250	04/01/2025	04/01/2022	A	2,340,770

38 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$1,175,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300%	02/15/2024	05/20/2021	B	$1,139,938
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	02/27/2030	B	1,850,258
3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2026	06/01/2022	A	3,823,894
750,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	791,813
935,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250	01/01/2024	01/01/2021	A	1,057,775
435,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250	01/01/2024	01/01/2021	A	486,334
						69,043,135

Oklahoma—0.0%
640,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600	10/01/2035	10/29/2017	A	641,619

Oregon—0.0%
15,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	10/29/2017	A	15,052
25,000	OR GO (Elderly & Disabled Hsg.)[1]	5.650	08/01/2026	10/29/2017	A	25,069
15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.000	08/01/2026	10/29/2017	A	15,045
						55,166

Other Territory—0.6%
2,035,770	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	07/01/2022		2,081,535
1,276,332	Public Hsg. Capital Fund Multi-State Revenue Trust II1	4.500	07/01/2022	07/01/2022		1,300,391
4,932,451	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000	07/01/2022	07/01/2022		5,018,719
						8,400,645

Pennsylvania—1.7%
1,005,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	03/23/2021	B	988,639
1,750,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2022	11/22/2020	B	1,908,917
2,750,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2027	06/06/2025	B	3,155,900
225,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	01/01/2019	A	238,849

39 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.700%		07/01/2027	07/01/2027		$1,241,700
2,845,000	Luzerne County, PA GO1,3	6.750		11/01/2023	11/01/2019	A	3,131,435
9,900,000	Montgomery County, PA HEFA (Ursinus College)[1]	5.500		11/01/2046	11/01/2018	A	10,266,993
43,768	Northampton County, PA IDA (Northampton Generating)[9,10]	5.000		12/31/2023	12/31/2023		13,111
350,140	Northampton County, PA IDA (Northampton Generating)[9,10]	5.000		12/31/2023	12/31/2023		104,888
560,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750		09/01/2020	10/29/2017	A	561,557
25,000	PA HEFA (University of the Arts)[1]	5.500		03/15/2020	10/29/2017	A	25,077
785,000	PA HEFA (Ursinus College)[1]	5.000		01/01/2025	01/01/2022	A	871,774
1,970,000	PA HEFA (Ursinus College)[1]	5.000		01/01/2027	01/01/2022	A	2,168,418
							24,677,258

Rhode Island—0.0%
25,000	Providence, RI Public Building Authority (School & Public Facilities)[1]	5.250		12/15/2018	10/29/2017	A	25,059
5,000	Providence, RI Public Building Authority, Series A	5.125		12/15/2017	10/29/2017	A	5,016
95,000	Providence, RI Public Building Authority, Series A	5.375		12/15/2021	10/29/2017	A	95,338
60,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1,3]	5.150		04/01/2022	10/26/2017	A	60,149
80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	10/29/2017	A	80,821
							266,383

South Carolina—0.7%
50,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[1]	6.125		10/01/2017	10/01/2017		50,001
210,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2019	12/01/2017	A	211,886
270,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2027	12/01/2017	A	272,425
1,639,280	SC Connector 2000 Assoc. Toll Road, Series B	2.624	[8]	01/01/2021	01/01/2021		1,201,657
690,348	SC Connector 2000 Assoc. Toll Road, Series B	3.417	[8]	01/01/2026	01/01/2026		336,365
5,420,000	SC Public Service Authority[1]	5.000		12/01/2019	12/01/2019		5,838,912
2,335,000	SC Public Service Authority[1]	5.000		12/01/2023	12/01/2023		2,710,211
							10,621,457

Tennessee—0.1%
190,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)[1]	5.500		04/01/2033	04/01/2018	A	193,735

40 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Tennessee (Continued)
$510,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)[1]	5.500%	04/01/2033	04/01/2018	A	$522,031
						715,766

Texas—2.4%
520,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)[1]	4.250	09/01/2027	12/09/2023	B	520,822
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	6.750	10/01/2038	10/01/2038		—
2,210,000	Brazos River Harbor, TX Navigation District (Dow Chemical Company)[1]	5.950	05/15/2033	05/15/2018	A	2,307,660
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2023	07/08/2021	B	59,850
35,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	03/09/2028	B	33,375
1,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2026	11/01/2022	A	1,132,870
1,200,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2027	11/01/2022	A	1,361,208
6,955,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2029	11/01/2018	A	7,216,995
35,000	Del Rio, TX Airport[1]	5.400	07/01/2019	10/29/2017	A	35,125
50,000	Eagle Pass, TX Waterworks & Sewer	5.050	12/01/2017	10/29/2017	A	50,171
440,000	Gonzales, TX Healthcare System[1]	5.500	08/15/2019	10/29/2017	A	441,628
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	04/01/2028		339,932
10,080,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)[1]	6.750	02/15/2021	10/08/2018	A	10,749,614
40,000	Houston, TX Airport System[1]	5.000	07/01/2032	10/29/2017	A	40,128
5,000	Houston, TX Airport System	5.125	07/01/2032	10/29/2017	A	5,015
505,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	5.875	05/15/2021	12/10/2019	B	544,930
620,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.450	06/01/2021	06/01/2021		—
5,000	San Antonio, TX Airport System (Passenger Facility)[1]	4.625	07/01/2030	10/29/2017	A	5,007
1,565,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)[1]	3.875	11/15/2022	05/15/2019	A	1,592,544

41 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$1,430,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Trinity Terrace Project)[3]	2.500%	12/01/2018	10/21/2017	A	$1,430,787
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)[1]	7.375	10/01/2020	10/01/2020		4,716,752
235,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.250	05/01/2028	05/01/2028		—
1,030,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)[1]	5.450	12/01/2022	10/29/2017	A	1,031,483
15,000	TX Lower Colorado River Authority[1]	5.000	05/15/2031	10/29/2017	A	15,046
50,000	Ysleta, TX Independent School District[1]	5.375	11/15/2024	11/15/2017	A	50,280
						33,681,222

Utah—0.1%
1,500,000	UT Charter School Finance Authority (Freedom Academy Foundation)[1]	4.500	06/15/2027	01/30/2025	B	1,501,080

Vermont—0.8%
1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2019	10/01/2019		1,943,899
1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2020	10/01/2020		1,979,887
2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2021	10/01/2021		2,244,725
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2022	10/01/2022		1,158,250
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2023	10/01/2022	A	1,133,930
2,250,000	VT Student Assistance Corp. (Education Loan)[1]	5.000	06/15/2023	06/15/2023		2,567,565
						11,028,256

Virginia—0.8%
1,850,000	Suffolk, VA Economic Devel. Authority (United Church Homes & Services/Lake Prince Center Obligated Group)[1]	5.000	09/01/2026	09/01/2024	A	2,047,931

42 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Virginia (Continued)
$2,445,000	Suffolk, VA Economic Devel. Authority (United Church Homes & Services/Lake Prince Center Obligated Group)[1]	5.000%	09/01/2031	09/01/2024	A	$2,645,686
6,245,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000	08/01/2036	10/29/2017	A	6,276,350
570,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	10/29/2017	A	571,151
						11,541,118

Washington—0.9%
175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	10/29/2017	A	175,042
10,000	King County, WA Hsg. Authority (Rural Preservation)[1]	5.750	01/01/2028	01/01/2018	A	10,024
4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)[1]	5.150	11/01/2027	11/01/2017	A	4,991,965
5,790,000	WA EDFA (Columbia Pulp I)	7.500	01/01/2032	12/15/2025	A	6,433,211
1,500,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.250	10/01/2028	10/01/2018	A	1,568,490
						13,178,732

West Virginia—0.3%
700,000	Monongalia County, WV Special District Excise Tax (University Town Center)[1,3]	4.500	06/01/2027	06/10/2024	B	694,029
3,200,000	WV EDA (Morgantown Associates)[1]	2.875	12/15/2026	08/02/2022	B	3,135,296
						3,829,325

Wisconsin—1.0%
150,000	WI H&EFA (Beloit College)[1]	5.250	06/01/2025	06/01/2020	A	166,275
100,000	WI H&EFA (Prohealth Care/ Waukesha Memorial Hospital/Prohealth Care Obligated Group)[1]	6.375	02/15/2029	02/15/2019	A	107,350
180,000	WI H&EFA (Richland Hospital)[1]	5.375	06/01/2028	10/29/2017	A	180,182
370,000	WI Hsg. & EDA, Series B1,3	5.750	11/01/2025	05/01/2020	A	395,563
12,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)[1]	6.250	08/01/2027	08/01/2027		12,882,360
						13,731,730

U.S. Possessions—18.9%
1,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000	07/01/2025	07/01/2018	A	1,018,100

43 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$10,230,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375%		05/15/2033	10/29/2017	A	$10,316,034
6,095,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	10/29/2017	A	6,101,095
145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	10/29/2017	A	145,348
13,000,000	Puerto Rico Commonwealth GO, AGC[12]	3.180		07/01/2018	07/01/2018		12,940,070
4,245,000	Puerto Rico Commonwealth GO, AGC[12]	3.200		07/01/2019	07/01/2019		4,198,772
4,160,000	Puerto Rico Commonwealth GO, AGC[12]	3.220		07/01/2020	07/01/2020		4,090,653
100,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2023	10/29/2017	A	100,215
15,580,000	Puerto Rico Commonwealth GO5	5.125		07/01/2024	07/01/2024		7,147,325
105,000	Puerto Rico Commonwealth GO5	5.250		07/01/2017	07/01/2017		48,169
655,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.250		07/01/2021	10/29/2017	A	656,415
8,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2024	07/01/2024		3,899,375
515,000	Puerto Rico Commonwealth GO, AGC	5.250		07/01/2024	07/01/2021	A	544,200
3,000,000	Puerto Rico Commonwealth GO5	5.250		07/01/2025	07/01/2025		1,376,250
4,860,000	Puerto Rico Commonwealth GO5	5.500		07/01/2017	07/01/2017		2,229,525
6,510,000	Puerto Rico Commonwealth GO, AGC[1]	5.500		07/01/2018	07/01/2018		6,667,867
2,890,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.500		07/01/2018	07/01/2018		2,965,169
5,250,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	07/01/2026		2,408,437
140,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	07/01/2026		64,225
2,160,000	Puerto Rico Commonwealth GO5	5.500		07/01/2027	07/01/2027		990,900
1,125,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	07/01/2018	A	1,165,927
22,765,000	Puerto Rico Commonwealth GO5	6.000		07/01/2029	07/01/2029		10,443,444
300,000	Puerto Rico Commonwealth GO, AGC	6.000		07/01/2033	10/29/2017	A	301,353
90,000	Puerto Rico Commonwealth GO, NPFGC	7.480	[8]	07/01/2019	07/01/2019		83,808
80,000	Puerto Rico Convention Center Authority, AGC	5.000		07/01/2027	10/29/2017	A	80,165
1,199,460	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	07/01/2019		578,056
1,199,459	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	07/01/2019		578,055
899,595	Puerto Rico Electric Power Authority[5]	10.000		01/01/2021	01/01/2021		433,884
899,595	Puerto Rico Electric Power Authority[5]	10.000		07/01/2021	07/01/2021		434,010
299,864	Puerto Rico Electric Power Authority[5]	10.000		01/01/2022	01/01/2022		145,059

44 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$299,865	Puerto Rico Electric Power Authority[5]	10.000%	07/01/2022	07/01/2022		$145,060
5,685,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2028	07/01/2028		2,743,012
56,565,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2026	11/30/2025	B	27,292,612
4,295,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2028	07/01/2028		2,072,337
40,000	Puerto Rico Electric Power Authority, Series DDD, AGC	5.000	07/01/2023	07/01/2020	A	42,360
75,000	Puerto Rico Electric Power Authority, Series LL, NPFGC	5.500	07/01/2018	07/01/2018		76,951
1,000,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2023	10/29/2017	A	1,001,870
4,010,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2021	10/29/2017	A	4,059,644
550,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2022	10/29/2017	A	556,165
100,000	Puerto Rico Electric Power Authority, Series RR, SGI	5.000	07/01/2025	07/01/2025		90,061
155,000	Puerto Rico Electric Power Authority, Series RR, AGC[1]	5.000	07/01/2026	10/29/2017	A	156,738
790,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2020	10/29/2017	A	798,856
2,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2021	10/29/2017	A	2,022,420
6,500,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2022	10/29/2017	A	6,572,865
1,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2023	10/29/2017	A	1,011,210
1,380,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2017	07/01/2017		665,850
5,560,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2025	07/01/2025		2,682,700
165,000	Puerto Rico Electric Power Authority, Series TT, NPFGC	5.000	07/01/2026	10/29/2017	A	165,266
740,000	Puerto Rico Electric Power Authority, Series UU, NPFGC	4.000	07/01/2018	07/01/2018		750,967
550,000	Puerto Rico Electric Power Authority, Series UU, NPFGC	4.500	07/01/2018	07/01/2018		560,202
1,705,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250	07/01/2025	07/01/2025		1,832,858
5,000,000	Puerto Rico Electric Power Authority, Series WW5	5.000	07/01/2028	07/13/2027	B	2,412,500
250,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2027	07/01/2027		120,625
6,280,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000	07/01/2017	07/01/2017		3,030,100

45 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250%	07/01/2018	07/01/2018		$2,412,500
1,180,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2025	07/01/2025		569,350
1,060,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2026	07/01/2026		511,450
290,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2018	01/01/2018	A	292,210
170,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2018	10/29/2017	A	170,428
420,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2029	10/29/2017	A	420,588
1,010,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2018	07/01/2018		1,032,533
2,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2018	07/01/2018		2,044,620
230,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2022	07/01/2022		250,847
11,150,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2018	07/01/2018		11,419,495
790,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.500	07/01/2019	07/01/2019		832,241
105,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2020	07/01/2020		112,782
530,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2023	07/01/2023		589,466
530,000	Puerto Rico Highway & Transportation Authority, FGIC[13]	5.750	07/01/2021	07/01/2021		334,032
675,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[13]	5.250	07/01/2019	07/01/2019		425,419
1,045,000	Puerto Rico Highway & Transportation Authority, Series N5	5.500	07/01/2021	07/01/2021		249,494
20,140,000	Puerto Rico Highway & Transportation Authority, Series Y, AGC[1]	6.250	07/01/2021	07/15/2020	B	22,454,892
2,495,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.250	10/01/2024	08/05/2021	B	1,273,947
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	3,130,730
450,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		481,446
120,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2018	10/29/2017	A	121,667
50,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2020	10/29/2017	A	50,695
50,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2022	10/29/2017	A	50,695

46 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,605,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000%		08/01/2027	10/29/2017	A	$1,631,258
305,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000		08/01/2030	10/29/2017	A	309,236
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2019	10/29/2017	A	2,025,140
145,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	10/29/2017	A	147,087
265,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2021	10/29/2017	A	268,331
30,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250		07/01/2021	07/01/2021		32,423
7,325,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250		08/01/2018	08/01/2018		7,506,367
395,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250		08/01/2019	08/01/2019		415,339
40,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250		08/01/2022	08/01/2022		43,666
50,000	Puerto Rico Public Buildings Authority, AGC[1]	5.250		07/01/2025	07/01/2025		55,931
760,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2027	10/17/2026	B	328,700
66,025	Puerto Rico Public Buildings Authority, FGIC[13]	5.500		07/01/2016	07/01/2016		43,577
135,000	Puerto Rico Public Buildings Authority[5]	5.500		07/01/2023	07/01/2023		58,387
1,335,181	Puerto Rico Public Buildings Authority[5]	5.750		07/01/2016	07/01/2016		577,466
4,990,000	Puerto Rico Public Buildings Authority[5]	5.750		07/01/2022	07/01/2022		2,158,175
3,590,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2027	07/01/2018	A	3,720,604
500,000	Puerto Rico Public Buildings Authority[5]	6.125		07/01/2023	07/01/2023		216,250
735,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2021	07/01/2021		317,887
5,345,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2022	07/01/2022		2,311,712
2,905,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2026	07/01/2026		1,256,412
3,300,000	Puerto Rico Public Buildings Authority[5]	7.000		07/01/2021	07/01/2021		1,427,250
190,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[4]	07/01/2035	10/29/2017	A	206,625
37,400,000	Puerto Rico Public Finance Corp., Series A5	6.500		08/01/2028	12/12/2027	B	1,215,500
54,770,000	Puerto Rico Public Finance Corp., Series B5	5.500		08/01/2031	07/17/2029	B	1,780,025

47 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$10,675,000	Puerto Rico Public Finance Corp., Series B5	6.000%	08/01/2024	08/01/2024		$346,938
17,475,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2025	08/01/2025		567,938
6,495,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2026	08/01/2026		211,088
1,175,000	Puerto Rico Sales Tax Financing Corp., Series A5	4.375	08/01/2020	08/01/2020		245,281
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	4.625	08/01/2019	08/01/2019		208,750
11,355,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000	08/01/2018	08/01/2018		2,370,356
22,825,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000	08/01/2024	08/01/2024		4,764,719
11,580,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250	08/01/2019	08/01/2019		2,417,325
23,630,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.375	08/01/2020	08/01/2020		4,932,763
12,900,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500	08/01/2021	08/01/2021		2,692,875
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500	08/01/2022	08/01/2022		3,340,000
10,550,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500	08/01/2023	08/01/2023		2,202,313
5,320,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500	08/01/2042	03/21/2042	B	1,110,550
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.625	08/01/2030	08/01/2030		1,461,250
5,970,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.750	08/01/2037	01/31/2037	B	1,246,238
24,135,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.125	08/01/2029	08/01/2029		5,038,181
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500	08/01/2044	01/31/2044	B	1,878,750
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.000	08/01/2022	08/01/2022		532,500
4,865,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000	08/01/2042	08/01/2041	B	1,015,569
27,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.500	08/01/2035	08/01/2035		5,636,250
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2020		665,000
5,000,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		3,325,000
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2023		1,685,775
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2022		1,190,350

						269,385,768

Total Municipal Bonds and Notes (Cost $1,841,933,291)						1,508,777,319

48 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Shares	Value
Common Stock—0.0%
$6,757 Resolute Forest Products[14,15] (Cost $80,903)	$34,123

Total Investments, at Value (Cost $1,842,014,194)—106.1%	1,508,811,442
Net Other Assets (Liabilities)—(6.1)	(87,038,447)
Net Assets—100.0%	$1,421,772,995

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

  A. Option call date; corresponds to the most conservative yield calculation.

  B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

  C. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. Interest or dividend is paid-in-kind, when applicable.

10. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

11. Security received as the result of issuer reorganization.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

14. Non-income producing security.

15. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.

49 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AHEHC	ARC/HDS Elon Housing Corp.
AMBAC	AMBAC Indemnity Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
ARC	Assoc. of Retarded Citizens
BCHCC	Bernalillo County Health Care Corp.
BHCor	Baptist Health Corbin
BHL	Baptist Health Louisville
BHLex	Baptist Health Lexington
BHlthL	Baptist Health Lagrange
BHP	Baptist Health Paducah
BHS	Baptist Healthcare System
CCAH	Cleveland Clinic Avon Hospital
CCFHN	Cleveland Clinic Florida Hospitals Naples
CCFL	Cleveland Clinic Florida
CCFnd	Cleveland Clinic Foundation
CCHlthS	Cleveland Clinic Health Care
CCHSER	Cleveland Clinic Health System-East Region
COP	Certificates of Participation
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
FairviewH	Fairview Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSW	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDS	Housing Devel. Services
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
LutheranH	Lutheran Hospital
MaryH	Marymount Hospital
MedHosp	Medina Hospital
MGCO	Middle Georgia College
MSSA	Math & Science Success Academy
NPFGC	National Public Finance Guarantee Corp.
NWCDSC	Northwest Community Day Surgery Center
NWCH	Northwest Community Hospital
NWCHC	Northwest Community Healthcare
NY/NJ	New York/New Jersey
NYC	New York City
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health

50 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCF	Presbyterian Healthcare Foundation
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHN	Presence Health Network
PHP	Presence PRV Health
PHSvcs	Presbyterian Healthcare Services
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSSC	Presence Senior Services - Chicagoland
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RUMC	Rush University Medical Center
SGI	Syncora Guarantee, Inc.
TASC	Tobacco Settlement Asset-Backed Bonds
USDA	U.S. Department of Agriculture

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value (cost $1,842,014,194) —see accompanying statement of investments	$1,508,811,442

Cash	50,254,640

Receivables and other assets:
Investments sold (including $47,889,538 sold on a when-issued or delayed delivery basis)	50,894,449
Interest	21,424,565
Shares of beneficial interest sold	391,324
Other	578,922

Total assets	1,632,355,342

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	118,100,000
Payable for short-term floating rate notes issued (See Note 4)	85,110,000
Shares of beneficial interest redeemed	5,247,880
Investments purchased on a when-issued or delayed delivery basis	889,493
Dividends	599,783
Distribution and service plan fees	255,460
Trustees’ compensation	120,489
Interest expense on borrowings	72,630
Shareholder communications	14,275
Other	172,337

Total liabilities	210,582,347

Net Assets	$1,421,772,995

Composition of Net Assets
Par value of shares of beneficial interest	$336,967

Additional paid-in capital	1,895,953,783

Accumulated net investment income	6,471,276

Accumulated net realized loss on investments	(147,786,279)

Net unrealized depreciation on investments	(333,202,752)

Net Assets	$1,421,772,995

52 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $785,651,213 and 185,910,846 shares of beneficial interest outstanding)	$4.23
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.33

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,896,926 and 686,112 shares of beneficial interest outstanding)	$4.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $416,489,790 and 99,075,013 shares of beneficial interest outstanding)	$4.20

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $216,735,066 and 51,294,801 shares of beneficial interest outstanding)	$4.23

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2017

Investment Income
Interest	$74,931,876
Expenses
Management fees	7,002,312
Distribution and service plan fees:
Class A	2,290,592
Class B	54,110
Class C	5,121,628
Transfer and shareholder servicing agent fees:
Class A	928,472
Class B	5,412
Class C	512,458
Class Y	244,861
Shareholder communications:
Class A	23,857
Class B	334
Class C	17,389
Class Y	7,360
Borrowing fees	1,696,275
Interest expense and fees on short-term floating rate notes issued (See Note 4)	577,353
Interest expense on borrowings	419,918
Trustees’ compensation	25,172
Custodian fees and expenses	11,465
Other	786,196

Total expenses	19,725,164
Less waivers and reimbursements of expenses	(305,152)

Net expenses	19,420,012
Net Investment Income	55,511,864
Realized and Unrealized Loss
Net realized loss on investment transactions	(3,242,058)
Net change in unrealized appreciation/depreciation on investment transactions	(119,715,298)
Net Decrease in Net Assets Resulting from Operations	$(67,445,492)

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income	$55,511,864	$76,056,529
Net realized loss	(3,242,058)	(30,765,795)
Net change in unrealized appreciation/depreciation	(119,715,298)	54,305,224

Net increase (decrease) in net assets resulting from operations	(67,445,492)	99,595,958
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(35,173,274)	(45,582,248)
Class B	(164,243)	(383,364)
Class C	(15,671,079)	(20,288,795)
Class Y	(9,874,123)	(10,722,119)

	(60,882,719)	(76,976,526)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(198,155,053)	(280,119,975)
Class B	(5,192,830)	(7,380,786)
Class C	(133,645,476)	(125,279,632)
Class Y	451,241	(82,576,498)

	(336,542,118)	(495,356,891)
Net Assets
Total decrease	(464,870,329)	(472,737,459)
Beginning of period	1,886,643,324	2,359,380,783

End of period (including accumulated net investment income of $6,471,276 and $8,529,056, respectively)	$1,421,772,995	$1,886,643,324

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended September 30, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(67,445,492)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(450,839,326)
Proceeds from disposition of investment securities	695,460,270
Short-term investment securities, net	(17,070,425)
Premium amortization	16,193,932
Discount accretion	(6,438,509)
Net realized loss on investment transactions	3,242,058
Net change in unrealized appreciation/depreciation on investment transactions	119,715,298
Change in assets:
Decrease in other assets	17,641
Decrease in interest receivable	7,208,837
Increase in receivable for securities sold	(14,170,961)
Change in liabilities:
Increase in other liabilities	14,478
Decrease in payable for securities purchased	(11,925,155)

Net cash provided by operating activities	273,962,646
Cash Flows from Financing Activities
Proceeds from borrowings	611,900,000
Payments on borrowings	(493,800,000)
Payments and proceeds on short-term floating rate notes issued	41,695,000
Proceeds from shares sold	279,116,735
Payments on shares redeemed	(663,449,899)
Cash distributions paid	(9,535,192)

Net cash used in financing activities	(234,073,356)
Net increase in cash	39,889,290
Cash, beginning balance	10,365,350

Cash, ending balance	$50,254,640

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $51,337,334.

Cash paid for interest on borrowings—$347,428.

Cash paid for interest on short-term floating rate notes issued— $577,353.

See accompanying Notes to Financial Statements.

56 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.57	$4.51	$4.78	$4.71	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.15	0.17	0.18	0.20	0.18
Net realized and unrealized gain (loss)	(0.32)	0.07	(0.26)	0.06	(0.33)

Total from investment operations	(0.17)	0.24	(0.08)	0.26	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.18)	(0.19)	(0.19)	(0.18)

Net asset value, end of period	$4.23	$4.57	$4.51	$4.78	$4.71

Total Return, at Net Asset Value[3]	(3.86)%	5.35%	(1.63)%	5.58%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$785,651	$1,054,193	$1,321,554	$1,865,368	$2,781,456

Average net assets (in thousands)	$927,434	$1,168,904	$1,681,042	$2,282,451	$3,373,420

Ratios to average net assets:[4]
Net investment income	3.49%	3.86%	3.80%	4.24%	3.68%
Expenses excluding specific expenses listed below	0.81%	0.84%	0.77%	0.76%	0.73%
Interest and fees from borrowings	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	0.97%	1.00%	0.92%	0.84%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.00%	0.92%	0.84%[6]	0.77%

Portfolio turnover rate	26%	10%	16%	15%	23%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

57 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.56	$4.51	$4.77	$4.70	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.13	0.14	0.14	0.16	0.14
Net realized and unrealized gain (loss)	(0.34)	0.05	(0.24)	0.06	(0.34)

Total from investment operations	(0.21)	0.19	(0.10)	0.22	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.14)	(0.16)	(0.15)	(0.14)

Net asset value, end of period	$4.22	$4.56	$4.51	$4.77	$4.70

Total Return, at Net Asset Value[3]	(4.60)%	4.33%	(2.23)%	4.68%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,897	$8,481	$15,745	$25,356	$34,636

Average net assets (in thousands)	$5,389	$12,127	$21,385	$29,076	$43,668

Ratios to average net assets:[4]
Net investment income	2.82%	3.11%	3.06%	3.44%	2.84%
Expenses excluding specific expenses listed below	1.56%	1.60%	1.53%	1.56%	1.57%
Interest and fees from borrowings	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	1.72%	1.76%	1.68%	1.64%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.76%	1.68%	1.64%[6]	1.61%

Portfolio turnover rate	26%	10%	16%	15%	23%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.54	$4.49	$4.75	$4.69	$5.02

Income (loss) from investment operations:
Net investment income[2]	0.12	0.14	0.14	0.16	0.14
Net realized and unrealized gain (loss)	(0.33)	0.05	(0.24)	0.06	(0.33)

Total from investment operations	(0.21)	0.19	(0.10)	0.22	(0.19)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.14)	(0.16)	(0.16)	(0.14)

Net asset value, end of period	$4.20	$4.54	$4.49	$4.75	$4.69

Total Return, at Net Asset Value[3]	(4.61)%	4.36%	(2.30)%	4.74%	(3.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$416,490	$588,919	$707,252	$922,694	$1,226,253

Average net assets (in thousands)	$511,787	$640,614	$845,068	$1,039,738	$1,486,679

Ratios to average net assets:[4]
Net investment income	2.75%	3.10%	3.04%	3.48%	2.91%
Expenses excluding specific expenses listed below	1.56%	1.60%	1.52%	1.52%	1.50%
Interest and fees from borrowings	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	1.72%	1.76%	1.67%	1.60%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.76%	1.67%	1.60%[6]	1.54%

Portfolio turnover rate	26%	10%	16%	15%	23%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

59 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.57	$4.51	$4.78	$4.71	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.16	0.19	0.19	0.21	0.20
Net realized and unrealized gain (loss)	(0.32)	0.06	(0.26)	0.06	(0.33)

Total from investment operations	(0.16)	0.25	(0.07)	0.27	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.19)	(0.20)	(0.20)	(0.20)

Net asset value, end of period	$4.23	$4.57	$4.51	$4.78	$4.71

Total Return, at Net Asset Value[3]	(3.62)%	5.61%	(1.38)%	5.84%	(2.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,735	$235,050	$314,830	$594,597	$554,120

Average net assets (in thousands)	$244,752	$258,865	$494,061	$502,919	$633,743

Ratios to average net assets:[4]
Net investment income	3.68%	4.11%	4.12%	4.48%	3.93%
Expenses excluding specific expenses listed below	0.56%	0.59%	0.52%	0.52%	0.48%
Interest and fees from borrowings	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	0.72%	0.75%	0.67%	0.60%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.75%	0.67%	0.60%[6]	0.52%

Portfolio turnover rate	26%	10%	16%	15%	23%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Rochester Short Duration High Yield Municipal Fund (the “Fund”), formerly Oppenheimer Rochester Limited Term Municipal Fund, a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

61 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

62 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes

$26,040,837	$—	$149,234,076	$326,289,061

1. At period end, the Fund had $149,234,079 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$24,942,008
2019	9,284,227
No expiration	115,007,841

Total	$149,234,076

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $32,902,442 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$32,902,442	$3,313,075	$29,589,367

The tax character of distributions paid during the reporting periods:

63 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended September 30, 2017	Year Ended September 30, 2016

Distributions paid from:
Exempt-interest dividends	$58,108,168	$76,169,872
Ordinary income	2,774,551	806,654

Total	$60,882,719	$76,976,526

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,746,165,138[1]

Gross unrealized appreciation	$42,778,693
Gross unrealized depreciation	(369,067,754)

Net unrealized depreciation	$(326,289,061)

1. The Federal tax cost of securities does not include cost of $88,935,365, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

64 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if

65 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$5,889,460	$—	$5,889,460
Alaska	—	10,033	—	10,033
Arizona	—	25,481,148	—	25,481,148
Arkansas	—	185,231	—	185,231
California	—	210,264,354	—	210,264,354
Colorado	—	18,972,123	—	18,972,123
Connecticut	—	1,444,464	—	1,444,464
District of Columbia	—	72,601,990	—	72,601,990
Florida	—	76,803,555	605,010	77,408,565

66 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Georgia	$—	$23,345,276	$—	$23,345,276
Hawaii	—	11,986,559	—	11,986,559
Idaho	—	130,255	—	130,255
Illinois	—	234,282,331	—	234,282,331
Indiana	—	16,378,916	—	16,378,916
Kansas	—	451,587	—	451,587
Kentucky	—	12,174,663	—	12,174,663
Louisiana	—	19,956,063	—	19,956,063
Maine	—	690,594	—	690,594
Maryland	—	65,149	—	65,149
Massachusetts	—	25,955,523	—	25,955,523
Michigan	—	16,310,381	—	16,310,381
Minnesota	—	2,503,511	—	2,503,511
Mississippi	—	16,141,472	—	16,141,472
Missouri	—	15,232,269	—	15,232,269
Montana	—	661,963	—	661,963
Nebraska	—	786,232	—	786,232
Nevada	—	29,281,610	—	29,281,610
New Hampshire	—	11,059,872	—	11,059,872
New Jersey	—	106,193,685	—	106,193,685
New Mexico	—	130,341	—	130,341
New York	—	72,954,269	—	72,954,269
North Carolina	—	7,548,770	—	7,548,770
Ohio	—	69,043,135	—	69,043,135
Oklahoma	—	641,619	—	641,619
Oregon	—	55,166	—	55,166
Other Territory	—	8,400,645	—	8,400,645
Pennsylvania	—	24,677,258	—	24,677,258
Rhode Island	—	266,383	—	266,383
South Carolina	—	10,621,457	—	10,621,457
Tennessee	—	715,766	—	715,766
Texas	—	33,681,222	—	33,681,222
Utah	—	1,501,080	—	1,501,080
Vermont	—	11,028,256	—	11,028,256
Virginia	—	11,541,118	—	11,541,118
Washington	—	13,178,732	—	13,178,732
West Virginia	—	3,829,325	—	3,829,325
Wisconsin	—	13,731,730	—	13,731,730
U.S. Possessions	—	269,385,768	—	269,385,768
Common Stock	34,123	—	—	34,123

Total Assets	$34,123	$1,508,172,309	$605,010	$1,508,811,442

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

67 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$3,819,198	$(3,819,198)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal

68 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to

69 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $41,480,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related

70 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $161,762,067 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $85,110,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,625,000	CA GO Tender Option Bond Series 2017-XF0580 Trust	11.606%	11/1/33	$7,714,125
25,000,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2024 Trust[3]	10.040	11/15/31	31,995,500
16,485,000	Chicago, IL Board of Education Tender Option Bond Series 2015-XF2149 Trust[3]	8.613	12/1/24	17,856,222
2,500,000	MA Water Resources Authority Tender Option Bond Series 2017-XF2502 Trust	0.000	8/1/30	5,500,500
3,335,000	NJ Turnpike Authority Tender Option Bond Series 2017-XF0574 Trust	8.817	1/1/35	3,941,970
2,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2017-XF0561 Trust	15.652	7/15/36	4,737,700
4,335,000	OH Hospital Facilities (CCHlthS/CCFnd/FairviewH/LutheranH/MaryH/CCFL/CCFHN/ CCHSER/CCAH/ MedHosp Obligated Group) Tender Option Bond Series 2017-XF0573 Trust	6.581	1/1/36	4,906,050

				$76,652,067

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 15% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by

71 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $85,110,000 or 5.21% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$889,493
Sold securities	47,889,538

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

72 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$487,021,933
Market Value	$131,430,659
Market Value as % of Net Assets	9.24%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	21,350,251	$94,699,159	26,759,763	$121,084,973
Dividends and/or distributions reinvested	6,810,369	30,044,697	8,562,265	38,713,292
Redeemed	(73,132,711)	(322,898,909)	(97,290,001)	(439,918,240)
Net decrease	(44,972,091)	$(198,155,053)	(61,967,973)	$(280,119,975)

Class B
Sold	44,143	$198,324	58,602	$264,492
Dividends and/or distributions reinvested	35,626	157,620	81,664	368,535
Redeemed	(1,253,191)	(5,548,774)	(1,774,462)	(8,013,813)
Net decrease	(1,173,422)	$(5,192,830)	(1,634,196)	$(7,380,786)

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6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	7,259,842	$32,218,825	13,269,494	$59,676,108
Dividends and/or distributions reinvested	2,996,256	13,147,097	3,673,871	16,526,663
Redeemed	(40,816,145)	(179,011,398)	(44,795,460)	(201,482,403)
Net decrease	(30,560,047)	$(133,645,476)	(27,852,095)	$(125,279,632)

Class Y
Sold	34,063,968	$151,072,540	16,405,943	$74,142,205
Dividends and/or distributions reinvested	1,814,508	7,987,920	1,874,301	8,471,578
Redeemed	(36,071,968)	(158,609,219)	(36,572,796)	(165,190,281)
Net increase (decrease)	(193,492)	$451,241	(18,292,552)	$(82,576,498)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$450,839,326	$695,460,270

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted

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8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2017	$39,066	$15,138	$2,560	$16,135

Waivers and Reimbursements of Expenses. From November 1, 2016 until January 1, 2017, the Manager, upon discussion with the Board, had voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance was out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Manager would voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance was out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. The management fee reduction was a voluntary undertaking and was terminated by the Manager in consultation with the Board effective January 1, 2017.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$168,542
Class B	1,197
Class C	94,773
Class Y	40,640

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.2596% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.2596%.

Details of the borrowings for the reporting period are as follows:

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9. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$38,986,849
Average Daily Interest Rate	1.027%
Fees Paid	$1,180,978
Interest Paid	$347,428

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$441,827

10. Subsequent Event

During the reporting period there were two hurricanes that impacted Puerto Rico and the U.S. Virgin Islands causing significant damages. Subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 3%.

80 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Duration High Yield Municipal Fund (the Fund), formerly Oppenheimer Rochester Limited Term Municipal Fund, a separate series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Duration High Yield Municipal Fund as of September 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 95.44% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

82 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year performance was better than its category median although its three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were equal to its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median. Effective November 1, 2016, the Adviser, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Adviser will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. That voluntary undertaking was terminated by the manager effective January 1, 2017.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser

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and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., continued	Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014)| Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, continued	(April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

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RA0860.001.0917 November 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $54,600 in fiscal 2017 and $52,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,550 in fiscal 2017 and $3,929 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $679,938 in fiscal 2017 and $647,646 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017